UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2019

PORTLAND GENERAL ELECTRIC COMPANY
(Exact name of registrant as specified in its charter)

Oregon	001-5532-99	93-0256820
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
121 SW Salmon Street, Portland, Oregon 97204
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (503) 464-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

(Title of class)	(Trading Symbol)	(Name of exchange on which registered)
Common Stock, no par value	POR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective May 24, 2019, the Board of Directors of Portland General Electric Company (the "Company") voted to increase the size of the Board of Directors of the Company (the "Board") from eleven directors to twelve directors and to fill the resulting vacancy by appointing Marie Oh Huber to serve as a director of the Company until the next annual meeting of shareholders, which will be held on April 22, 2020. The Board also appointed Ms. Huber to serve on the Compensation and Human Resources Committee and the Finance Committee of the Board.

Ms. Huber currently serves as Senior Vice President, Legal Affairs, General Counsel and Secretary of eBay Inc. ("eBay"). She assumed her current role at eBay in July 2015. Prior to joining eBay, Ms. Huber served for 15 years at Agilent Technologies, a technology and life sciences company, most recently as Senior Vice President, General Counsel and Secretary.

There are no arrangements or understandings between Ms. Huber and any other persons pursuant to which she was selected as a director, and Ms. Huber is not a party to any transaction with the Company that would require disclosure under Item 404(a) of Regulation S-K.

On the effective date of her appointment, Ms. Huber will become eligible to receive the following compensation pursuant to the Company’s current compensation arrangements for non-employee directors:

Annual Cash Retainer Fee	$50,000
Annual Committee Service Fee (per committee)	$18,000
Annual Grant of Restricted Stock Units	$110,000
The grant of restricted stock units will be made on the same terms and conditions as the grants made to other directors of the Company. The grant will be made pursuant to the terms of the Portland General Electric Company Stock Incentive Plan, as amended and restated effective February 13, 2018, a copy of which was included as Exhibit 10.1 to the Company's Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on April 27, 2018. The Company intends to enter into its standard form of indemnification agreement for non-employee directors with Ms. Huber, a copy of which was included as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed December 24, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PORTLAND GENERAL ELECTRIC COMPANY
(Registrant)

Date:	May 24, 2019	By:	/s/ James F. Lobdell
James F. Lobdell
Senior Vice President of Finance, Chief Financial Officer and Treasurer